SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                         ESB FINANCIAL CORPORATION
            ---------------------------------------------------
            (Exact name of registrant specified in its charter)




      Pennsylvania                     0-19345                  25-1659846
------------------------------  ------------------------     ----------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
incorporation or organization)                            Identification Number)




600 Lawrence Avenue
Ellwood City, Pennsylvania                                         16117
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)







                              (724) 758-5584
            ----------------------------------------------------
            (Registrant's telephone number, including area code)



ESB Financial Corporation
Form 8-K
Page 2

Item 5.   Other Events and Regulation FD Disclosure

     The information to be reported herein is incorporated by reference from the press release, dated June 18, 2003, filed as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    99   Press release dated June 18, 2003.























ESB Financial Corporation
Form 8-K
Page 3

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ESB Financial Corporation
                                        -------------------------
                                              (Registrant)



Date: June 18, 2003                  By: /s/ Charlotte A. Zuschlag
      -------------                      -------------------------
                                         Charlotte A. Zuschlag
                                         President & Chief Executive Officer
                                         (Principal Executive Officer)